SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material pursuant to sec.240.14a-11(c) or sec.240.14a-12

[ ] Confidential, for Use of the commission only (as permitted by Rule 14a-6(e)(2))

                           VERMONT PURE HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILLING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies :

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

--------------------------------------------------------------------------------

                           VERMONT PURE HOLDINGS, LTD.
                             1050 BUCKINGHAM STREET
                          WATERTOWN, CONNECTICUT 06795

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 29, 2007

                                ---------------

The Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. will be held at the offices of Lamn, Krielow, Dytrych & Co., 500 University Boulevard, Suite 215, Jupiter, Florida 33458 on Thursday, March 29, 2007, at 11:00 a.m. local time, for the following purposes:

      1. to elect seven directors to hold office until the Annual Meeting of Stockholders in 2008 and until their respective successors have been duly elected and qualified;

      2. to amend our Employee Stock Purchase Plan, to increase the available amount of shares of common stock from 500,000 to 650,000 for offering to employees under the plan, and to approve the plan as so amended; and

      3. to transact such other business as may properly come before the meeting and any adjournment(s) of the meeting.

         The record date for the Annual Meeting is February 26, 2007. Only stockholders of record at the close of business on February 26, 2007 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         PLEASE READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION ABOUT THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                              By Order of the Board of Directors

                                              Bruce S. MacDonald
                                              Secretary

Watertown, Connecticut
March 5, 2007

                           VERMONT PURE HOLDINGS, LTD.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                               GENERAL INFORMATION

      We are providing you with this Proxy Statement and the enclosed form of proxy in connection with solicitation of proxies by the Board of Directors, or the Board, of Vermont Pure Holdings, Ltd. to be used at our Annual Meeting of Stockholders to be held on March 29, 2007, and any adjournment(s) of the meeting. The matters to be considered at the Annual Meeting are set forth in the Notice of Meeting.

      Our executive offices are located at 1050 Buckingham Street, Watertown, Connecticut 06795 and our telephone number is 860-945-0661. We are sending this Proxy Statement and the enclosed form of proxy to stockholders of record on or about March 5, 2007.

RECORD DATE AND OUTSTANDING SHARES

      The Board has fixed the close of business on February 26, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments of the meeting. As of February 19, 2007, we had 21,636,094 shares of common stock outstanding. Each of our stockholders will be entitled to one vote for each share of common stock held of record by that stockholder.

SOLICITATION AND REVOCATION

      Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

      "FOR" the election of the nominees listed below under "Election of Directors,"

      "FOR" amendment of the Employee Stock Purchase Plan and approval of the Plan as amended,

and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments of the meeting. If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date.

QUORUM

      The presence, in person or by proxy, of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

VOTING

      If a quorum is present at the Annual Meeting, the persons nominated for election as directors will be elected by a plurality of the shares of common stock voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors for the ensuing year. If a quorum is present, the vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote is required to approve the amendment to the Employee Stock Purchase Plan and the Plan as so amended.

      We know of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted on that matter in accordance with the best judgment of the persons named in the proxies.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      Vermont Pure is a "controlled company" under the Corporate Governance Rules of the American Stock Exchange (AMEX), which means that a majority of its issued and outstanding voting stock is controlled by a single person or related group of persons, and that the company has elected controlled company status.

      A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on AMEX, including (1) the requirement that the company have a majority of independent directors; (2) the requirement that nominations to the company's Board be either selected or recommended by a nominating committee consisting solely of independent directors; and (3) the requirement that officers' compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

      The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

      For more information about our nominations procedures and other corporate governance matters, see the section entitled, "Corporate Governance" in this Proxy Statement. In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

      Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of the seven candidates.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
        THE ELECTION OF MESSRS. RAPAPORT, HENRY BAKER, PETER BAKER, JOHN
                    BAKER, DAVIDOWITZ, DYTRYCH AND LAPIDES.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information concerning each of our directors continuing in office and each of our current executive officers. Henry
E. Baker is the father of Peter K. Baker and John B. Baker.

NAME                                         AGE      POSITION
----------------------------------------     ---      ------------------------------------------------
Ross S. Rapaport........................     64       Chairman of the Board
Henry E. Baker..........................     74       Director, Chairman Emeritus
Peter K. Baker..........................     47       Chief Executive Officer, President, and Director
John B. Baker...........................     52       Executive Vice President and Director
Phillip Davidowitz......................     75       Director
Martin A. Dytrych.......................     50       Director
John M. LaPides.........................     47       Director
Bruce S. MacDonald......................     48       Chief Financial Officer, Treasurer, and Secretary

      The business experience during at least the last five years of each of these individuals is as follows:

      Ross S. Rapaport became a director in October 2000. Since June 2002, Mr. Rapaport has been of counsel to Pepe & Hazard LLP, a law firm with offices in Hartford and Southport, Connecticut, and Boston, Massachusetts, that we employ from time to time. He has practiced in the area of corporate and general business law for more than 35 years. He has provided legal advice to Crystal Rock, which became a subsidiary of Vermont Pure Holdings in 2000, since 1974 and serves as trustee of the Baker family trusts.

      Henry E. Baker became a director and our chairman emeritus in October 2000. From 1947 to October 2000, he was employed at Crystal Rock. He was appointed president of Crystal Rock and became chairman of its board of directors in 1965. Mr. Baker served on the board of directors of the International Bottled Water Association, or IBWA, for two decades. He was inducted into the Beverage World Bottled Water Hall of Fame in 1990.

      Peter K. Baker became a director and our president in October 2000. In November 2005, he was named our Chief Executive Officer while retaining his other positions. From 1977 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000.

He has served on the board of directors of the IBWA and as its chairman during the 1998-1999 term.

      John B. Baker became our executive vice president in October 2000 and a director in September 2004. From 1975 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000.

      Phillip Davidowitz has been a director since June 1998 and serves on our audit and compensation committees. Mr. Davidowitz, who is retired, was president of TSC Clearing Services, Inc. from 1980 to 2001 and a member of the New York Stock Exchange and vice chairman of Transatlantic Securities Company from 1988 to 2001. TSC Clearing Services was a wholly-owned subsidiary of Transatlantic Securities Company. Transatlantic Securities Company was a member of the New York Stock Exchange and executed orders for clients on an agency basis only and cleared its own transactions.

      John M. LaPides became a director in November 2005 and serves on our audit and compensation committees. Since 1987, he has served as the President of Snow Valley, Inc., a home and office refreshment company located in Maryland that he established. He is a past President of the IBWA, where he has served 14 years as a director and nine years as a member of the IBWA executive committee. Since 2001, Mr. LaPides has been an Entrepreneur in Residence at the Dingman Center for Entrepreneurship at the Robert Smith School of Business at the University of Maryland.

      Martin A. Dytrych became a director in November 2005 and serves on our audit and compensation committees. He is a certified public accountant and since 1981 has been with the accounting firm Lamn, Krielow, Dytrych & Co., P.A. He has been a stockholder of that firm since 1985. He is a member of the AICPA, the Florida Institute of CPAs and the Association of Certified Fraud Examiners. He is also a Diplomat of the American Board of Forensic Accounting Examiners.

      Bruce S. MacDonald has been our chief financial officer and treasurer since May 1993. He has also served as our secretary since June 1999. From 1987 to May 1993, Mr. MacDonald was controller of Cabot Cooperative Creamery Incorporated.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

      Summary compensation table. The following table sets forth certain information about the compensation we paid or accrued with respect to any person who served as our chief executive officer and our most highly compensated officers (other than our chief executive officer) who served as executive officers during our fiscal year ended October 31, 2006 and whose annual compensation exceeded $100,000 for fiscal 2006. Effective November 1, 2005, Timothy G. Fallon resigned as our Chief Executive Officer and a director.

      Other annual compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of those perquisites and other personal benefits was less than $50,000 and constituted less than ten percent (10%) of the executive officers' respective total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                                               --------------------------
                                       ANNUAL COMPENSATION      RESTRICTED     SECURITIES     ALL OTHER
                                      ---------------------       STOCK        UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)  BONUS ($)    AWARD(S) ($)    OPTIONS (#)      (1)($)
---------------------------    ----   ---------   ---------    ------------    ----------    ------------
Peter K. Baker                 2006    $200,000   $ 138,823           -0-            -0-      $  14,377
Chief Executive Officer,       2005    $200,000   $ 120,378           -0-            -0-      $  13,622
President                      2004    $250,000         -0-           -0-            -0-      $   9,772

John B. Baker                  2006    $200,000   $ 138,823           -0-            -0-      $  14,377
Executive Vice President       2005    $200,000   $ 119,622           -0-            -0-      $  14,378
                               2004    $250,000         -0-           -0-            -0-      $   3,081
Bruce S. MacDonald             2006    $135,000   $  77,400           -0-            -0-      $  18,245
Chief Financial Officer,       2005    $132,692   $  63,000           -0-         50,500      $  15,000
Treasurer, and Secretary       2004    $118,000         -0-     $  22,000            -0-      $  12,331

Timothy G. Fallon (2)          2006    $    850         -0-           -0-            -0-            -0-
Chief Executive Officer        2005    $212,500   $ 168,000     $ 134,250(3)     100,000      $ 273,453(4)
                               2004    $275,000   $  95,000     $  35,200        200,000      $  16,398

------------------
(1) Includes automobile and life and disability insurance allowances. For fiscal year 2006, we paid the following:

                      Automobile   Insurance
                      ----------   ---------
Peter Baker            $14,377            -
John Baker             $14,377            -
Bruce MacDonald        $10,601       $7,644

(2) Served as Chief Executive Officer for one day, November 1, 2005, of fiscal year 2006.

(3) Shares were granted in January 2005, did not vest and were retired upon the resignation of the officer. The value of these shares as of October 31, 2005 was $153,000.

(4) Includes $250,000 accrued in fiscal year 2005 in conjunction with the Severance Agreement with Mr. Fallon, whose resignation was effective November 1, 2005. These payments will be made to Mr. Fallon from May, 2006 to October 2007.

      No options were granted to any of our executive officers during the fiscal year ending October 31, 2006, and accordingly, we have omitted the related table.

      Fiscal year-end option table. The following table sets forth certain information regarding stock options held as of October 31, 2006 by the executive officers named in the summary compensation table.

      The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the AMEX, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year end is based on $1.51 per share, the last sale price of our common stock on October 31, 2006, as reported on the AMEX. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                         NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-THE-
                                                       UNDERLYING UNEXERCISED        MONEY OPTIONS AT FY-END
                         SHARES                         OPTIONS AT FY-END (#)                 ($)
                        ACQUIRED         VALUE       ----------------------------  ---------------------------
NAME                 ON EXERCISE (#)  REALIZED ($)    EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------   ---------------  ------------   ------------   -------------  -----------  --------------
Bruce S. MacDonald         -0-            -0-            240,500         -0-            -0-          -0-

EMPLOYMENT CONTRACTS, CHANGE-IN-CONTROL ARRANGEMENTS AND SEVERANCE CONTRACTS

      We have employment agreements with our executive officers. The executive officer agreements in effect as of February 1, 2007 were as follows:

Peter K. Baker and John B. Baker

      We have agreements with Peter Baker and John Baker dated January 1, 2005 and expiring December 31, 2007, subject to earlier termination as set forth in the agreement. Peter Baker is currently employed as our Chief Executive Officer and President; John Baker, as our Executive Vice President. Each receives an initial base salary of $200,000, subject to annual review by the Compensation Committee of the Board, and they are eligible to receive bonuses. The size of the bonus ranges from $40,000 to $96,000 depending on our ability to achieve stated levels of target earnings before interest, taxes, depreciation, and amortization (EBITDA); no bonus is due if we do not achieve at least 90% of our EBITDA target level. Each officer earned $83,200 under this provision for fiscal year 2006. The size of the maximum bonus for achieving quarterly business goals is $20,000 per year. They each earned the maximum amount of the quarterly bonuses in 2006. In fiscal 2006, the quarterly business goal was dependant upon compliance with the financial covenants set forth in the credit agreement with our senior lender.

      We will reimburse each of the Bakers up to $50,000 for buying disability and other insurance that we do not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. To the extent that the actual costs incurred by the officer are less than $50,000, we will pay him the unapplied balance in the form of a guaranteed bonus. Subject to the fiduciary duties of the Board, we will use our best efforts to have each of the Bakers elected as a member of the Board of Directors, and Peter Baker elected as a member of the Executive Committee of the Board, should the Board have an Executive Committee. (Under a separate agreement, members of the Baker family may have rights with respect to election to the Board even if they cease to be employees.) The agreements with the Messrs. Baker contain confidentiality provisions and non-competition clauses that prohibit competition during the term of employment and while the officer is receiving severance benefits or for a period of 12 months in the event the officer is terminated without entitlement to severance benefits.

      We can terminate the employment of Messrs. Baker at any time and for any reason. If we terminate the officer's employment without cause or the contract otherwise expires, we would be required to pay him an amount equal to (x) two times the sum of (i) his annual base salary at the termination date, plus (ii) $50,000, plus (y) $100,000, payable over 24 months. If there is a "change of control," as defined in the agreement, of the company, followed within 30 days by the termination of the officer's employment for any reason, then we would be required to pay him an amount equal to the sum of his annual base salary at the termination date, plus $150,000, payable over 24 months. If we determine that federal tax law requires the suspension of any post-termination payments for six months, then we have the right to suspend and accrue such payments for six months, at which point we will pay the accrued amount to the officer and monthly payments will resume.

Henry E. Baker

      Our agreement with Henry Baker provides that he will be Chairman Emeritus from July 1, 2005 to June 30, 2008. Mr. Baker is required to make himself reasonably available to us for consultation for at least 20 hours per calendar month. His base annual salary is $47,000, subject to annual review by the Board. We provide him with an automobile allowance of up to $12,000 per year for his actual cost of leasing and operating an automobile. Subject to the fiduciary duties of the Board, we use our best efforts to have Mr. Baker elected as a member of the Board, so long as the former stockholders of Crystal Rock hold in the aggregate at least 40% of our outstanding shares.

      Henry Baker's employment agreement is substantially the same as the agreements with other officers with respect to confidentiality and non-competition. His agreement regarding severance following termination requires us to pay him monthly severance benefits for the remaining term of his agreement at an annual rate equal to his base annual salary, subject to various limits. If he leaves employment for "good reason," which means if we require him to relocate his home a distance of more than 50 miles, if we assign him duties materially inconsistent with his position, or we materially breach our agreement with him, he will be entitled to the same payments as if we had terminated his employment without cause. Finally, if there is a "change of control," as defined in the agreement, of the company, followed within 30 days by the termination of Mr. Baker's employment for any reason, then we would be required to pay him monthly severance benefits for 24 months or the remaining term of his agreement, whichever is less, at the same annual rate that applies in case of termination.

Bruce S. MacDonald

      Our agreement with Mr. MacDonald became effective March 24, 2005, terminates on December 31, 2007, and provides that he will be our Chief Financial Officer, Vice President of Finance and Treasurer. The agreement specifies that he will receive an annual salary of $135,000, subject to annual review by the Compensation Committee of the Board, and he is eligible to receive an annual bonus of $30,000 to $72,000 depending on our ability to achieve stated levels of target EBITDA. In fiscal year 2006, Mr. MacDonald earned a bonus under this provision of $62,400. He is also eligible to receive a quarterly bonus. The size of the maximum bonus for achieving quarterly business goals is $15,000 per year. He earned the maximum amount of the quarterly bonuses set forth in the agreement in fiscal year 2006. In fiscal 2006, the quarterly business goal was dependant upon compliance with the financial covenants set forth in the credit agreement with our senior lender.

      We will reimburse Mr. MacDonald for up to $20,000 for buying insurance that we do not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. The agreement with Mr. MacDonald also contains confidentiality provisions and a non-competition clause substantially the same as those described above for the Messrs. Baker.

      We can terminate the employment of Mr. MacDonald at any time and for any reason. If we terminate Mr. MacDonald's employment before the agreement expires and without cause or there is a "change of control," as defined in the agreement, followed within 30 days by the termination of Mr. MacDonald's employment for any reason, we will be required to pay him monthly severance benefits for 24 months equal to: (i) twice his base annual salary, plus (ii) $75,000 upon termination without cause or before the agreement expires and $150,000 upon a change of control and (iii) fringe benefits as defined in the agreement, subject to various limits.

      If we determine that federal tax law requires the suspension of any post-termination payments for six months, then we have the right to suspend and accrue such payments for six months, at which point we will pay the accrued amount to the officer and monthly payments will resume.

Timothy G. Fallon

      On December 5, 2005, we entered into a Severance Agreement with Timothy G. Fallon, our former Chief Executive Officer and a former director, who resigned effective November 1, 2005.

      The Severance Agreement provides for severance payments totaling $200,000, payable $50,000 on May 1, 2006 followed by 18 equal monthly payments of $8,333, ending November 1, 2007. Mr. Fallon has agreed to provide consulting services with regard to general business matters (for two years) and related to our pending lawsuit against Nestle Waters North America (until that lawsuit is concluded). For his consulting services, we agreed to pay Mr. Fallon a consulting fee of $50,000 on May 1, 2006, plus his reasonable travel and other out-of-pocket expenses.

      The Severance Agreement includes customary provisions regarding the confidentiality of Company information and clarifies or modifies several provisions of Mr. Fallon's Employment Agreement with us dated as of January 1, 2005. First, we agreed that Mr. Fallon's fiscal year 2005 bonus under the Employment Agreement would not be less than $110,000. Second, the Severance Agreement clarified that none of the 75,000 shares of restricted stock granted to Mr. Fallon pursuant to the Employment Agreement vested, and that all of those shares were forfeited to the Company. Third, the parties extended the non-competition provisions of the Employment Agreement from 12 months to 24 months. Mr. Fallon has also given us a general release of claims. In case of a willful or intentional failure by Mr. Fallon to provide consulting services as agreed, then he will be liable for the return of his entire consulting fee, and he will forfeit any portion of his severance payments that are not yet due and payable. If there is a change of control of the Company or a sale of all or substantially all of our assets prior to November 1, 2007, then all amounts under the Severance Agreement that have not yet been paid to Mr. Fallon will become due and payable.

COMPENSATION OF DIRECTORS

      Commencing with our 2006 fiscal year, compensation for the Board of Directors for all services by non-employee directors (our chairman and three other directors) was $25,000 per year, payable quarterly in arrears.

      Effective February 1, 2007, base compensation for the Board of Directors for services by non-employee directors (currently, our chairman and three other directors) is $25,000 per year, payable quarterly in arrears. Non-employee directors are compensated as follows for additional services commensurate with board duties:

Chair of the Board                 $ 20,000
Chair of a committee               $ 2,500(1)(2)
Committee membership               $ 5,000(1)

(1)   For each committee served

(2)   In addition to committee membership fee

      Directors who are also employees do not receive any separate compensation for their service as directors other than outlined in the agreements above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      This table and its accompanying footnotes set forth certain information as of February 26, 2007 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) our executive officers named in the summary compensation table, and (iv) all of our directors and current executive officers as a group (based upon information furnished by such persons). The business address of the group constituting a 5% shareholder and each officer and director is c/o Vermont Pure Holdings, Ltd., 1050 Buckingham Street, Watertown, Connecticut 06795.

                                                             AMOUNT AND NATURE OF
NAME                                                         BENEFICIAL OWNERSHIP     PERCENT OF CLASS
---------------------------------------------------------    --------------------    -----------------
Henry E. Baker, John B. Baker, Peter K. Baker and Ross S.
   Rapaport, individually and as a trustee, as a group           10,932,155(1)            48.8%(2)
Ross S. Rapaport, individually and as trustee                     4,119,358(3)(4)         18.4%
Henry E. Baker                                                    1,065,219                4.8%
Peter K. Baker                                                    2,871,289               12.8%
John B. Baker                                                     2,876,289               12.8%
Phillip Davidowitz                                                  116,200(5)              .5%
Martin A. Dytrych                                                         -                  -
John M. LaPides                                                           -                  -
Bruce S. MacDonald                                                  285,552(6)             1.3%
All executive officers and directors as a group (8
   individuals)                                                  11,333,907(7)            50.6%

---------------------------
(1) Information is based on a Schedule 13D/A filed with the SEC on September 16, 2005 by Henry E. Baker, John B. Baker, Ross S. Rapaport, as an individual and in his capacity as a trustee (the Baker Family Group). The
      Schedule 13D/A states that as of that date, the Baker Family Group held 10,812,855 shares, as follows: Henry Baker has sole voting and dispositive power with respect to 1,065,219 shares, John Baker has sole voting and dispositive power with respect to 2,876,289 shares, Peter Baker has sole voting and dispositive power with respect to 2,871,289 shares, and Mr. Rapaport has sole voting and dispositive power with respect to 4,000,058 shares (including (i) 3,910,018 shares held as a trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., Peter K. Baker Life Insurance Trust, and John B. Baker Life Insurance Trust, (ii) 12,040 shares held individually and (iii) 78,000 shares issuable pursuant to stock options held individually). Subsequent to the filing of Schedule 13D/A, Mr. Rapaport, in his capacity as trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., purchased an additional 119,300 shares in the open market, bringing the total beneficially owned by the Baker Family Group to 10,932,155 shares.

(2) Percentages in this column are determined in accordance with SEC Rule 13d-3. Based upon stock actually owned (that is, excluding Company options held by Mr. Rapaport and by all other Company option holders), the Baker Family Group currently owns a majority of the Company's issued and outstanding common stock.

(3) Includes 78,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 26, 2007.

(4) Includes 4,005,472 shares of common stock U/T/A dated 12/16/91 F/B/O Joan Baker et. al.. of which Mr. Rapaport is trustee; 11,923 shares for each of Peter K. Baker and John B. Baker Life Insurance Trusts, of which Mr. Rapaport is trustee; and 12,040 individually owned by Mr. Rapaport.

(5) Includes 111,200 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 26, 2007.

(6) Includes 240,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 26, 2007.

(7) Includes 429,700 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 26, 2007.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth additional information as of October 31, 2006, about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements that were not required to be and were not submitted to our stockholders for approval.

                                      (a)                        (b)                           (c)
Plan Category               Number of Securities to be   Weighted-average exercise   Number of Securities
                            issued upon exercise of      price of outstanding        remaining available for
                            outstanding options,         options, warrants and       future issuance under
                            warrants and rights          rights                      equity compensation plans
                                                                                     (excluding securities
                                                                                     reflected in  column (a)).
Equity compensation plans
approved by security
holders                            757,187                      $  2.96                        1,564,500

Equity compensation plans
not approved by security
holders                                -0-                            -                              -0-

Total                              757,187                      $  2.96                        1,564,500

PROPOSAL 2--APPROVAL OF THE AMENDMENT TO THE VERMONT PURE HOLDINGS, LTD. 1999
                          EMPLOYEE STOCK PURCHASE PLAN

      Our 1999 Employee Stock Purchase Plan ("the Plan") was adopted by the shareholders on June 15, 1999. It authorizes an aggregate of 500,000 shares of our common stock, subject to adjustment for stock splits or stock dividends, to be reserved for purchase and issuance by employees. In September 2005, the Board of Directors amended the Plan to provide that employees may purchase shares of our common stock at a purchase price equal to 95% of the fair market value of the stock on the last day of each offering period. As of February 23, 2007, 464,950 shares had been issued under the Plan. On January 30, 2007, the Board of Directors approved, subject to shareholder approval, an increase in the total number of shares available under the Plan by 150,000 shares to 650,000 shares. Shares subject to the Plan may be shares of the Company's common stock now or hereafter authorized and unissued or treasury shares.

      We are proposing that stockholders approve the Plan as amended since there are now fewer than 36,000 shares available under the Plan. This will allow us to continue to offer the purchase program to our employees, uninterrupted. Our Board and management believe that the Plan has provided employees with a convenient and economical opportunity to purchase our shares, resulting in increased employee interest and morale for those who participate. Approval of the Plan is also required under the rules of the American Stock Exchange and pursuant to the applicable provisions of the Internal revenue Code of 1986, as amended (the "Code").

      The following is a summary of the Plan.

Purpose and Eligibility

      The purpose of the Plan is to secure for the Company and our stockholders the benefits of the incentives inherent in the ownership of our capital stock by present and future employees of the Company and our subsidiaries. The Plan is intended to strengthen the mutuality of interests between our stockholders and employees, including non-management employees, by encouraging greater numbers of such employees to acquire and hold shares of our common stock. Stock purchase plans similar to the Plan are common in industry and have proven to be an effective method of motivating and retaining employees at all levels. We believe that participation in the Plan benefits the Company and our stockholders through enhanced employee motivation and awareness of our stock performance.

      Any of the approximately 325 employees of the Company and our subsidiaries as of February 22, 2007, and any of our future employees or of any future subsidiaries of ours, if they are eligible employees, may participate under the Plan except as noted below.

      All regular employees who have attained the age of majority as determined by the laws of their state of residence and who have completed at least six months employment and have customary employment of a minimum of 20 hours per week are eligible to participate. Employees who own 5% or more of our voting stock are not eligible to participate in the Plan. Additionally, there is a dollar limit for certain highly compensated employees, and highly compensated employees who are also our directors are ineligible.

      Employees on leave of absence or on temporary layoff as of either of the twice-yearly offering commencement dates who are otherwise eligible to participate in the Plan are permitted to enroll in the offering beginning on that offering commencement date; payroll deductions with respect to any such employee begin as of the first pay period after he or she resumes employment.

Commencement, Termination and Modification

      The Plan was adopted by the Board of Directors on December 7, 1998, the shareholders on June 15, 1999 and commenced with an offering period beginning January 1, 2001.

      The Plan and all rights of employees under the Plan terminate (a) on the investment date that participating employees would, but for the limitation set forth below, become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase or (b) at the discretion of the Board of Directors, at any time before that. If the Plan terminates because participating employees have become entitled to purchase more shares than are available for purchase, reserved shares remaining available for purchase as of the termination date will be issued to participating employees on a pro rata basis, and any excess funds thereafter remaining in employees' accounts will be refunded.

      The Board of Directors may amend the Plan in any respect, except that the Plan may not be amended in any way that will cause rights issued under it to fail to meet the requirements for an employee stock purchase plan as defined in Section 423 of the Code which, among other things, requires stockholder approval for an increase in the number of shares issued under the Plan except pursuant to the anti-dilution provisions of the Plan. On September 22, 2005, the Board amended the Plan to provide that employees may purchase shares of our common stock at a purchase price equal to 95% (instead of 85% as the Plan originally provided) of the fair market value of the stock on the last day of each offering period (instead of the lower of the fair market value of the stock on first or last day of each offering period).

Administration

      The Plan is administered, at our expense, by the Compensation Committee of the Board of Directors. The Committee may request advice or assistance and employ or direct any other persons necessary for the proper administration of the Plan. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons, unless otherwise determined by the Board of Directors.

Purchase Price and Method of Purchase

      Participating employees authorize the Company or its subsidiary employer to make payroll deductions, not exceeding 10% of the salary or wages during the prior 12-month period, divided by the number of pay periods in the following 12 months. The minimum deduction is $10.00 per pay period. The payroll deductions are used to purchase shares of stock at the end of each offering period, as determined by the Committee, at a price equal to 95% of the last trading price of the common stock traded on American Stock Exchange, or any stock exchange on which the common stock is listed, on the termination date of such offering period. We maintain an account for each participating employee, and issue periodic reports to the employee of his or her account balances, although the Plan does not expressly require such reports to be issued. Participating employees do not pay any brokerage or similar commission in connection with the purchase of stock under the Plan.

      Because the Plan limits each employee's participation to 10% of his or her compensation, such participation not to exceed $25,000 of the fair market value of the purchased stock in a calendar year, any employee with an annual compensation exceeding $250,000, including any executive officers named in the Summary Compensation Table, could obtain a maximum annual benefit of $1,250 (that is, 5% of $25,000) under the Plan. However, certain executive officers are not eligible to participate in the program because their holdings of our stock exceed 5% of the total outstanding shares. Lesser-paid employees would have available a proportionately reduced maximum annual benefit.

Tax Effects of Participation

      Generally, a participant does not recognize any income for federal income tax purposes upon joining the Plan or upon purchasing shares under the Plan.

      If an employee acquires shares of stock pursuant to the Plan and does not dispose of them within two years after the commencement of the offering period in which the shares were acquired, nor within one year after the date on which the shares were acquired, then any gain realized upon the subsequent disposition of those shares are taxable as a long-term capital gain, except that the portion of such gain equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the amount paid to the Company upon purchase of the shares or (b) the excess of the fair market value of the shares on the date the offering commenced over the amount paid upon purchase of the shares, is taxable as ordinary income. However, there is no corresponding deduction for the Company. If an employee disposes of the shares at a price less than the price at which he or she acquired the shares, then the employee realizes no ordinary income and has a long-term capital loss measured by the difference between the purchase price and the selling price.

      If an employee disposes of shares acquired in an offering under the Plan within two years after the date the offering commenced, or within one year after the date on which the shares were acquired, then the difference between the purchase price and the fair market value of the shares at the time of purchase is taxable to him or her as ordinary income in the year of disposition. In this event, we may deduct from our gross income an amount equal to the amount treated as ordinary income to each such employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares is taxable as long-term or short-term capital gain, depending upon the period for which the shares were held. If any shares are disposed of within either the two-year or one-year period at a price less than the fair market value at the time of purchase, then the same amount of ordinary income (i.e., the difference between the purchase price and the fair market value of the shares at the time of purchase) is realized, and a capital loss is recognized equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

      If a participating employee should die while owning shares acquired under the Plan, then ordinary income may be reportable on his or her final income tax return.

      On February 22, 2007, the closing price of our common stock on AMEX was $1.81. Based on this closing price, the total market value of the 150,000 additional common shares issuable by amendment to the Plan is $271,500. If the amendment to the Plan is approved by the stockholders, we intend to file a registration statement under the Securities Act of 1933 covering the 150,000 shares thus authorized.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         A VOTE "FOR" PROPOSAL NUMBER 2.

                              CORPORATE GOVERNANCE

      We believe that good corporate governance and fair and ethical business practices are crucial not only to our proper operation, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We have kept abreast of the actions taken by Congress, the SEC and the American Stock Exchange to improve and enhance corporate governance, and we take our responsibilities in this area very seriously. This section explains some of the things we have done, or are considering, to improve the way we run Vermont Pure.

CODE OF ETHICS

      Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors. The code covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the code. You can review our code of ethics on our website located at www.vermontpure.com under the section entitled "Directors and Officers."

BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

      Rules of the American Stock Exchange require that our Board of Directors meet at least quarterly. During the fiscal year ended October 31, 2006, the Board met five times in person and four times by telephone conference. The audit committee met three times in person and six times by telephone conference, and the compensation committee met one time in person and one time by telephone conference. No incumbent director attended fewer than 75% of the total number of meetings of the Board and committees of the Board on which he served.

      It is our policy that all members of the Board of Directors attend the annual meeting of stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual stockholder meeting. In 2006, all directors attended the annual stockholder meeting in person.

BOARD AND COMMITTEE INDEPENDENCE

      Board of Directors. Vermont Pure is a "controlled company" under the Corporate Governance Rules of the American Stock Exchange (AMEX), which means that a majority of its issued and outstanding voting stock is controlled by a single person or related group of persons, and that the company has elected controlled company status.

      A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on AMEX, including (1) the requirement that a company have a majority of independent directors; (2) the requirement that nominations to the company's Board be either selected or recommended by a nominating committee consisting solely of independent directors; and (3) the requirement that officers' compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

      Under the rules of the American Stock Exchange, no director qualifies as independent until the board makes an affirmative determination to that effect. In making this determination, the board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. The Board considered, among other factors, the director's current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director's professional and family relationships with management and other directors; the relationships that the director's current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer. AMEX rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session. The independent directors met twice in person during fiscal year 2006.

      In fiscal 2006, as a result of this review, the Board determined that Messrs. Davidowitz, Dytrych and LaPides are independent.

      Chairman and Chief Executive Officer. The Chairman of the Board is Ross Rapaport, and the Chief Executive Officer is Peter Baker. Although most major companies in the United States have CEOs who also hold the position of chairman of the board, a number of studies on corporate governance have recommended that the positions be held by two different persons. Neither Mr. Rapaport nor Mr. Baker is an independent director.

      Compensation Committee. Although as a controlled company Vermont Pure does not have to have an independent compensation committee, we have elected to do so. The Board has determined that Messrs. Davidowitz, Dytrych and LaPides, as the members of the compensation committee, are independent. For more information about this committee and its functions, see "Committee Reports -- Compensation Committee Report" in this proxy statement.

      Audit Committee. Under AMEX rules, the Board is required to make certain findings about the independence and qualifications of the members of the audit committee. In addition to assessing the independence of the members under the AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that Messrs. Davidowitz, Dytrych and LaPides, as the members of the audit committee, are independent. Mr. Dytrych serves as the chairman of the audit committee.

      In addition, the Board determined that:

      - each member of the audit committee is, as required by AMEX rules, able to read and understand fundamental financial statements; and

      - at least one member of the committee, Mr. Dytrych, is "financially sophisticated" under the AMEX rules and is an "audit committee financial expert" under applicable provisions of the federal securities laws.

      If you would like more information about this committee and its functions, see "Committee Reports -- Audit Committee Report" in this proxy statement.

NOMINATING PROCESS

      Nominations. Vermont Pure is a "controlled company" under the Corporate Governance Rules of the American Stock Exchange (AMEX), which means that a majority of its issued and outstanding voting stock is controlled by a single person or related group of persons, and that the company has elected controlled company status.

      A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on AMEX, including (1) the requirement that a company have a majority of independent directors; (2) the requirement that nominations to the company's Board be either selected or recommended by a nominating committee consisting solely of independent directors; and (3) the requirement that officers' compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

      Accordingly, nominations to our Board were made by the full Board of Directors. The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

      Nominations by Stockholders. Since 2000, we have had a by-law provision that authorizes a stockholder of record to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the board. In general, such a submission must be received by our corporate secretary at our principal office at least 90 days prior to the scheduled date of the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee's consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in "street name," then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

      Our by-laws do not obligate us to include information about the candidate in our proxy materials, nor does it require us to permit the stockholder to solicit proxies for the candidate using our proxy materials. The by-laws relate only to the procedure by which a stockholder may nominate a candidate for director. To date, no stockholder has proposed a candidate pursuant to our by-laws. We are not currently seeking new directors. If a stockholder should propose a candidate, we anticipate that the independent directors will evaluate that candidate on the basis of the criteria noted above. For additional information, please refer to Section 4.5 of our by-laws and the section entitled "Stockholder Proposals for the Next Annual Meeting" in this proxy statement.

      SEC rules require us to include in our proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

      - the proposed nomination is received by a date not later than the 120th day before the date of our proxy statement released to stockholders in connection with the prior year's annual meeting; and

      - the stockholder or stockholder group making the proposal has beneficially owned more than 5% of our common stock for at least a year.

      If these criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination. By way of illustration, since this proxy statement was first sent to stockholders on or about March 5, 2007, the deadline for submission of a candidate's name by an eligible stockholder pursuant to this new SEC rule would be November 5, 2007 for the 2008 annual stockholder meeting.

STOCKHOLDER COMMUNICATIONS

      Our stockholders may communicate directly with the members of the Board of Directors or the chair of Board committees by writing directly to those individuals c/o Vermont Pure Holdings, Ltd. at the following address: 1050 Buckingham Street, Watertown, Connecticut 06795. Our policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal year 2006, Philip Davidowitz, Martin Dytrych and John LaPides served on our compensation committee. Persons serving on our compensation committee had no relationships with us other than their relationship as directors entitled to the receipt of standard compensation as directors and members of certain committees of our board and their relationship to us as stockholders. No person serving on our compensation committee or on our board of directors is an executive officer of another entity for which any of our executive officers serves on the board of directors or on that entity's compensation committee.

                                COMMITTEE REPORTS

                             AUDIT COMMITTEE REPORT

      The information set forth in this report is not "soliciting material" and is not "filed" with the SEC or subject to Regulation 14A under, or the liabilities of Section 18 of, the Securities Exchange Act of 1934, except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Role of the Audit Committee

      The primary purpose of the audit committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of our financial statements and other financial reports, (b) our system of internal accounting controls, (c) the performance of our independent auditors and (d) our compliance with legal and regulatory requirements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The audit committee has the sole authority to approve transactions that may involve actual or apparent conflicts of interest. Additionally, the audit committee has responsibilities and authority necessary to comply with Exchange Act rules relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit-committee related expenses. These and other aspects of the audit committee's authority are more particularly described in the audit committee charter, filed as Annex A to this proxy statement.

Review of our Audited Financial Statements for the Fiscal Year ended October 31, 2006

      The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended October 31, 2006 with management. The audit committee has discussed with Wolf & Company P.C., our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

      The audit committee has also received the written disclosures and the letter from Wolf & Company P.C. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and the audit committee has discussed the independence of Wolf & Company P.C. with the firm and determined that it provided no non-audit services.

      Based on the audit committee's review and discussions noted above, the audit committee recommended to the board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended October 31, 2006.

                                        AUDIT COMMITTEE
                                        Philip Davidowitz
                                        Martin Dytrych, Chairman
                                        John LaPides

                          COMPENSATION COMMITTEE REPORT

      The compensation committee of the Board is currently composed of three directors, Messrs. Davidowitz, Dytrych and LaPides.

      The committee is charged with the responsibility of reviewing and approving executive officers' compensation and has the authority to approve discretionary grants of stock options and restricted stock under our stock option and incentive plans, which it administers. However, in recent years the Company, and the committee, have in large measure deemphasized the use of equity plans as part of our compensation system.

      Although as a controlled company Vermont Pure is not required to have an independent compensation committee, we have decided to maintain that committee's independence. For companies other than controlled companies, AMEX rules require that the compensation of the chief executive officer be determined, or recommended to the board for its determination, by either a majority of independent directors or a wholly-independent compensation committee. We intend to continue to use our existing compensation committee, the members of which are independent, for this purpose. AMEX rules prohibit a CEO from being present during voting or deliberations with respect to his compensation. Compensation of all other executive officers is required to be determined in the same manner, except that the CEO is permitted to be present during voting or deliberations with respect to the compensation of executive officers other than himself. AMEX rules do not require that a compensation committee have a written charter, and our compensation committee does not have a written charter at this time.

      The following describes the compensation programs in effect during fiscal 2006.

Compensation Policy

      Our compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on our performance and on individual goals established for each of the executives for the fiscal year. Historically, we have also had longer term incentives based on stock-based compensation, consisting of options and restricted stock, but the current compensation committee has deemphasized the significance of stock-based compensation in our compensation scheme, preferring instead to emphasize the payment of cash bonuses based upon the attainment of performance goals. This lessened reliance on stock-based compensation reflects in part the fact that our two most senior executives have very significant ownership positions in our stock, which helps to ensure that their economic interests align with those of the other stockholders. All of the components of compensation are reviewed annually by the committee.

      Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established within the parameters set forth in employment agreements. When appropriate, the committee reviews various industry salary surveys in establishing compensation.

      The officer's performance over the prior year is assessed by comparing it to objectives and goals that are established by the Board of Directors, the committee and management in a strategic planning process. Payment of bonuses is currently determined by reference to specific performance related formulas in the employment agreements. The committee approves all such determinations.

Fiscal Year 2006 Compensation Committee Activity

      Chief Executive Officer. Peter Baker's compensation as Chief Executive Officer and President was determined and paid in accordance with his employment agreement with the Company, which is described under "Employment Contracts, Change-in-Control Arrangements and Severance Contracts." Peter Baker received a performance bonus of $83,200 and a $20,000 bonus for meeting certain quarterly business goals of the Company.

      Mr. Baker succeeded Timothy Fallon, who was Chief Executive Officer until his November 1, 2005 resignation. Following his resignation, Mr. Fallon entered into a Severance Agreement with us that was approved by the current compensation committee. The Severance Agreement, which is described under "Employment Contracts, Change-in-Control Arrangements and Severance Contracts," provides us with Mr. Fallon's consulting services for two years in connection with our general business and until the conclusion of the lawsuit in connection with pending litigation, and extended Mr. Fallon's non-competition agreement from one year to two years. In exchange, we agreed to pay Mr. Fallon severance compensation of $200,000 over an 18-month period beginning May 1, 2006, and a consulting fee of $50,000 payable May 1, 2006.

      Other Executive Officers. Peter Baker, John Baker and Bruce MacDonald, who constitute all of our executive officers, received performance-based bonuses in accordance with their respective employment agreements, which, in general, provide for bonuses based upon the percentage of targeted earnings before interest, taxes, depreciation, and amortization (EBITDA) that the Company achieved in fiscal 2006. Peter Baker's bonuses in fiscal 2006 are described above. John Baker received a performance bonus of $83,200 and a $20,000 bonus for meeting certain quarterly business goals of the Company. Mr. MacDonald received a performance bonus of $62,400 and a $15,000 bonus for meeting certain quarterly business goals of the Company.

      The compensation committee considered these bonuses in the light of significant improvements in the Company's revenues and core operating results in fiscal 2006 compared to fiscal 2005, also having in mind the goodwill impairment charge recorded by the Company during the past fiscal year. Because the impairment charge was a non-cash charge and had no effect on the Company's cash flow, which was the financial measurement intended to be captured by the performance bonus, the compensation committee authorized the payment of the performance bonuses under the employment agreements.

      In fiscal 2006, we authorized the payment of a one-time discretionary bonus of $15,000 to Mr. MacDonald as a reward for his significant contributions to the Company during the period of transition from the prior Board of Directors and management to the current Board and management.

      The committee is now focusing its activities on, among other things, updating the management employment agreements to reflect a more streamlined organizational structure and to provide incentives for future success.

                                          Respectfully submitted,

                                          COMPENSATION COMMITTEE
                                          Philip Davidowitz
                                          Martin Dytrych
                                          John LaPides

                                PERFORMANCE GRAPH

      The following Performance Graph compares the performance of our cumulative stockholder return with that of the AMEX market index and a published industry index (the SIC Code Index for Grocery Related Products) for each of the most recent five fiscal years. The cumulative stockholder return for shares of our common stock and each of the indices is calculated assuming that $100 was invested on October 31, 2001. We paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

                               (Graphics Omitted)

                               2001        2002         2003          2004           2005        2006
                               ------      ------      ------        ------        ------      -------
Vermont Pure Holdings, LTD.    100.00      108.57       96.57         51.14         58.29       42.86
SIC Code Index                 100.00      111.37      146.38        177.11        223.96      270.26
Amex Market Index              100.00      122.74      138.34        138.52        143.80      164.46

                              CERTAIN TRANSACTIONS

Subordinated Notes Issued to Significant Stockholders

      In October 2000, we issued the stockholders of Crystal Rock (members of the Baker family and related family trusts) subordinated promissory notes due in 2012 in the original principal amount of $22,600,000. In fiscal 2004, we paid $5,000,000 in principal on these notes with part of the proceeds from the sale of the assets of our retail business. In fiscal 2005, we paid $3,600,000 in principal on the notes in conjunction with the refinancing of our senior debt facility. As part of the refinancing, we restructured the terms of the subordinated notes. The following table shows the holder, the remaining principal amount on October 31, 2006 and the amount paid each holder for interest during the fiscal year. There were no principal payments.


                                PRINCIPAL                        INTEREST
        RELATED PARTY            BALANCE                           PAID
------------------------        -----------                     -----------
Henry E. Baker                  $ 3,089,000                     $  370,680
John B. Baker                   $ 4,700,000                     $  564,000
Peter K. Baker                  $ 4,700,000                     $  564,000
Joan A. Baker                   $ 1,511,000                     $  181,320
                                -----------                     ----------

      Total                     $14,000,000                     $1,680,000

      Henry Baker and his sons, John and Peter Baker, are directors and executive officers. Joan Baker is the wife of Henry and the mother of Peter and John.

      The subordinated notes bear interest at 12%, compounded quarterly, with payments due on the 20th of February, May, August and November. The notes mature in 2012 and we are required to pay interest only until maturity. There is a balloon payment of the full principal amount at maturity. The subordinated notes become due and payable in case of liquidation, dissolution, insolvency, sale of the business or acceleration of the senior debt. Our senior debt facility makes funds available for repayment of the subordinated notes if we attain certain financial criteria. There is no prepayment penalty for repaying the subordinated notes.

      The subordinated notes are secured by all of our assets, but the subordinated notes and security interest are junior and subordinated to the senior debt owed to and the security interest in favor of Bank of America and its successors. Under the related subordination agreement, we may pay, and the holders of the subordinated notes may accept, quarterly interest payments so long as there is no default on the senior debt and the payment would not cause such a default. The holders of the subordinated notes can accrue unpaid interest, and we may pay those amounts, if such payments would not result in a default on the senior debt. The holders of the subordinated notes have pledged a continuing security interest in the subordinated notes to Bank of America.

Related Party Leases

      We lease a 67,000 square foot facility in Watertown, Connecticut from Henry E. Baker, as trustee of the Baker Grandchildren's Trust, and a 22,000 square foot facility in Stamford,

Connecticut from Henry E. Baker, both of which expire in 2010. Annual rent payments for the ten year leases are as follows:

                                           2000-2005           2005-2010
                                          -----------         -----------
Watertown                                   $360,000            $414,000
Stamford                                    $216,000            $248,400

      The Watertown, Connecticut facility contains a water purification and bottling plant, warehouse space, a truck garage and office space. We lease this property on a "triple net" basis, for a ten year term which began in October 2000, with an option to extend the lease for a negotiated rent for an additional five years. We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm's-length transaction. In fiscal year 2006, the fifth year of the lease, we paid $414,000 in rent which reflects the change of the annual rate as dictated by the lease.

      The Stamford property includes warehouse space, a truck garage and office space. We entered into this lease in October 2000 and have an option to extend this ten year "triple net" lease for a negotiated rent for an additional five years. Either party may terminate the lease prior to expiration upon nine months' notice to the other, but if we terminate, we must pay a termination fee equal to six months' rent. We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm's-length transaction. In fiscal year 2006, the fifth year of the lease, we paid $248,400 in rent which reflects the change of the annual rate as dictated by the lease.

Other Related Party Matters

      During fiscal 2006, Ross Rapaport was associated with Pepe & Hazard LLP, a law firm which we engage regularly for various legal matters. During 2006, we paid the firm $147,000.

      We own approximately 24% of the common equity of a software company named Computer Design Systems, Inc. (d/b/a Voyageur Software), or CDS. Peter K. Baker, our president and director, is a member of the board of directors of CDS. We use software designed, sold and serviced by CDS in our home and office delivery system to manage customer service, deliveries, inventory, billing and accounts receivable. During fiscal year 2006, we paid CDS $295,000 for service, software and hardware.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Current Independent Registered Public Accounting Firm

      The audit committee engaged Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ended October 31, 2006 and Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal years ended October 31, 2005 and 2004. A representative of Wolf & Company P.C. is expected to be available at the meeting via conference telephone and will have an opportunity to make a statement if he desires to do so. He is also expected to be able to respond to appropriate questions.

      The audit committee has not yet selected an independent registered public accounting firm to audit our financial statements for fiscal 2007.

Independent Registered Public Accounting Firm Fees

      The following is a summary of the fees for professional services rendered by Wolf & Company for the fiscal year ended October 31, 2006 and Deloitte & Touche LLP for the first two quarters of fiscal year 2006 and fiscal year ended October 31, 2005:

                                                                       DELOITTE &                     DELOITTE &
                                   WOLF & COMPANY                       TOUCHE                         TOUCHE
                                        2006                          Q1 & Q2 2006                      2005
                                   --------------                     ------------                   ------------
Audit fees                          $    125,000                        $   47,000                   $    203,000
Audit-related fees                             -                                 -                              -
Tax fees                                       -                             4,000                         80,000
All other fees                                 -                                 -                              -
                                   -------------                        ----------                  -------------
               Total fees           $    125,000                        $   51,000                   $    283,000
                                  ==============                        ==========                  =============

      Audit Fees: Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings.

      Audit-Related Fees: Audit-related fees were for professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions.

      Tax Fees: Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal and state tax compliance and planning, tax audit defense, and mergers and acquisitions. Commencing in fiscal year 2006, we used a different accounting firm for tax services than the firm that performs our audit services.

      All Other Fees: All other fees includes assistance with miscellaneous reporting requirements and interpretation of technical issues.

      The audit committee considered and determined that the provision of non-audit services provided by Wolf & Company, P.C. is compatible with maintaining the firm's independence.

      The Audit Committee engaged Blum, Shapiro & Company P.C. for tax and tax advisory services for fiscal year 2006. We paid them approximately $34,000 for services rendered for fiscal year 2006.

PRE-APPROVAL POLICIES AND PROCEDURES

      At present, our audit committee approves each engagement for audit and non-audit services before we engage Wolf & Company P.C. to provide those services.

      Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage Wolf & Company P.C. to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by Wolf & Company P.C. for fiscal 2006 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Officers, directors and ten-percent-stockholders are charged by the SEC to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 and amendments to those forms furnished to us during fiscal 2006, and, if applicable, written representations that a Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten-percent-stockholders were fulfilled in a timely manner.

                             SOLICITATION OF PROXIES

      We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our common stock.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

      In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in 2008, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this proxy statement. This proxy statement was sent on or about March 5, 2007, so the date by which proposals are required to be received under Rule 14a-8 will be November 5, 2007.

      Section 3.7 of our by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days before the date for such meeting. We currently anticipate that next year's annual meeting will take place at approximately the same time of the year, or on or about April 10, 2008. In that case, the deadline for submission of notice will be January 10, 2008. Section 4.5 of our by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the board of directors. For a meeting scheduled on April 15, 2008, any proposal or nomination submitted after January 15, 2008 will be untimely. Our by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Finally, SEC rules require us to disclose in our proxy materials certain information about candidates for nomination to the board who are recommended by a stockholder or group of stockholders owning more than 5% of our common stock. The deadline for notice to us of such a recommendation is 120 days prior to the anniversary date of mailing of this proxy statement, or November 5, 2007.

                            AVAILABILITY OF FORM 10-K

      We are providing, without charge, to each person solicited by this proxy statement a copy of our annual report on Form 10-K for the fiscal year ended October 31, 2006, including our financial statements but excluding the exhibits to the Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, contact Bruce S. MacDonald, Chief Financial Officer, Vermont Pure Holdings, Ltd., 1050 Buckingham Street, Watertown, Connecticut 06795, telephone 802-860-1126. Our annual report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on our website (http://www.vermontpure.com) and the SEC's website (http://www.sec.gov).

ANNEX A

                           VERMONT PURE HOLDINGS, LTD.

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The board of directors of Vermont Pure Holdings, Ltd., a Delaware corporation (the "Company"), has appointed an audit committee of the board of directors. This charter states the authority and responsibilities of the audit committee.

      1. Purpose. The purpose of the audit committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company's financial statements and other financial reports, (b) the Company's system of internal accounting controls, (c) the performance of the Company's internal and independent auditors and (d) the Company's compliance with legal and regulatory requirements. The audit committee shall also perform such other duties as the board of directors shall delegate to it or as otherwise required by law or the Company's charter or by-laws.

      2. Membership; Appointment; Qualifications. The audit committee shall consist of at least three members of the board of directors. The members of the audit committee shall be appointed by, and serve at the discretion of, the board of directors. In selecting the members of the audit committee, the board shall endeavor to ensure that each member of the audit committee satisfies the applicable independence, financial literacy and other requirements of the American Stock Exchange, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any related rules and regulations. The board shall endeavor to appoint at least one member of the audit committee who shall qualify as a financial expert within the meaning of the Exchange Act.

      3. Commitment to the Company. No member of the audit committee shall simultaneously serve on the audit committee of more than two other public companies unless the board shall determine that such service would not impair the ability of the director to serve effectively on the Company's audit committee.

      4. Subcommittees. To the extent permitted by law, the audit committee shall have the authority to delegate its authority to any subcommittee of the audit committee, which may consist of one or more members of the audit committee. Any member of the audit committee shall have the authority to pre-approve the provision of any audit service to the Company by the Company's independent auditor, but the provision of any non-audit service to the Company by the Company's independent auditor shall require the pre-approval of at least two members of the audit committee. If any subcommittee shall pre-approve any audit or non-audit service by the Company's independent auditor, the subcommittee shall report such pre-approval to the audit committee at its next scheduled meeting.

      5. Chairperson. The board of directors may appoint a chairperson of the audit committee, who shall serve at the discretion of the board. If the board shall not have appointed a chairperson, the audit committee may appoint one of its number to serve as chairperson, who shall serve at the discretion of the audit committee. The chairperson shall preside at all meetings of the audit committee and shall have such other powers and responsibilities as the board or the committee shall designate.

      6. Meetings; Minutes. The audit committee shall meet as often as it determines, but not less frequently than quarterly. The audit committee shall have the authority to require any officer, employee or agent of the Company or representatives of the Company's outside counsel or independent auditor to attend any meeting or otherwise to meet with members of the committee or its agents. At each meeting at which representatives of the Company's independent auditor are present, the audit committee shall meet with such representatives without management present.

      The audit committee is authorized to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action by vote at any such meeting or by unanimous written consent of the members of the committee. Unless and until any such procedures are adopted by the audit committee, the procedures with respect to calling, noticing and holding meetings of the audit committee and conducting business of the audit committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the board of directors.

      The audit committee shall maintain written minutes of its meetings. The minutes shall be filed with the minutes of the meetings of the board of directors.

      7. Delegation of Authority. By adoption of this charter, the board of directors has delegated to the audit committee all corporate authority necessary or advisable to fulfill its obligations under this charter.

      8. Reports to the Board of Directors. The audit committee shall make regular reports to the board of directors regarding its activities in such manner as the chairperson or, in the absence of a chairperson, another member of the audit committee, shall deem appropriate. In particular, the audit committee shall report to the board of directors the results of its evaluation of the qualifications, performance and independence of the Company's independent auditor.

      9. Compensation; Ongoing Independence. The board of directors shall determine from time to time whether the members of the audit committee shall receive special compensation for their service on the audit committee. Such compensation may take the form of cash, stock, stock options or other in-kind consideration ordinarily available to directors. To maintain the independence of the audit committee, no member of the committee shall, except to the extent permitted by the Securities and Exchange Commission (the "SEC") and the applicable rules of the American Stock Exchange, (a) directly or indirectly(1) accept any consulting, advisory or other compensatory fee from the Company (including any fee paid to the director's firm for consulting or advisory services, even if the director is not the actual service provider), other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee of the Company or any direct or indirect consolidated majority-controlled subsidiary or (b) be an affiliated person of the Company.

------------
(1) "Indirect" acceptance of a fee includes acceptance by a spouse, minor child or child sharing a home with the director or by any entity in which the director is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Company.

      10. Authority over Independent Auditor. For purposes of this charter, the Company's "independent auditor" is the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work.(2) The audit committee shall have the sole authority to retain and terminate the services of the Company's independent auditor (subject to ratification by stockholders, if required by law, in which case the audit committee shall have the sole responsibility for recommending or nominating the independent auditor to stockholders). The independent auditor shall report directly to the audit committee. The audit committee shall be directly responsible for the compensation and oversight of the work of the Company's independent auditor, including approval of all audit engagement fees and terms and the resolution of disagreements between management and the independent auditor regarding financial reporting.

            (a) Pre-approval of All Services. The audit committee shall pre-approve all audit, review and attestation engagements (including the provision of comfort letters in connection with any securities offering, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC) required under the securities laws. The audit committee shall pre-approve all permitted non-audit services provided by the Company's independent auditor; provided, however, that the audit committee need not pre-approve any permitted non-audit service if either (1)(A) the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee and (B) the audit committee is informed of such service in accordance with such policies and procedures, or (2) the non-audit service meets the de minimus exception under Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(ii)(C) of Regulation S-X.

            (b) Evaluation of Independent Auditor. The audit committee shall annually review the qualifications and performance of the independent auditor, including senior members of the independent auditor's team. The audit committee shall at least annually obtain and review a report from the independent auditor describing (1) the independent auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit carried out by the independent auditor, (3) any steps taken to address any those issues, and (4) all relationships between the independent auditor and the Company.

            (c) Evaluation of Independence. To ensure the independence of the Company's independent auditor, the audit committee shall evaluate such independence at least annually. In conducting such evaluation, the audit committee shall consider (1) any statement of independence provided by the independent auditor, (2) whether the independent auditor provided any services beyond the audit and review of the Company's financial statements and, if so, whether those services were compatible with maintaining

------------
(2) If the Company employs more than one accounting firm to perform work related to the issuance of an audit report or to perform other audit, review or attestation services, the provisions of this charter relating to the appointment, compensation, retention, oversight and independence of the Company's independent auditor shall apply to each such other accounting firm.

      its independence, (3) the amount of fees paid to the independent auditor for audit and non-audit services, (4) the duration of the independent auditor's service to the Company, including the advisability of regular rotation of the Company's independent auditor, and (5) whether any partner who is a member of the audit engagement team earns or receives any compensation based on the performance of, or procuring of, engagements with the Company to provide any products or services other than audit, review and attestation services.

            (d) Rotation of Personnel. The audit committee shall ensure that the Company's independent auditor shall rotate the partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of Regulation S-X.

            (e) Conflicts of Interest. The audit committee shall set clear policies for the hiring of current and former employees of the Company's independent auditor who participated in any capacity in the audit of the Company's financial statements. The audit committee shall discuss with the Company's independent auditor its compliance with the conflicts of interest requirements of Section 10A(l) of the Exchange Act (prohibiting the auditor, in certain circumstances, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

      11. Annual Report to Stockholders; Other Disclosures. The audit committee shall prepare an annual report to stockholders for inclusion in the Company's proxy statement relating to the annual meeting of stockholders. The audit committee shall review all other disclosures regarding the audit committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the SEC, including any description of the policies and procedures adopted by the audit committee for the pre-approval of audit and non-audit services pursuant to Section 10(a) and the allocation of fees for non-audit services according to the method of approval under Section 10(a).

      12. Authority to Engage Advisors. The audit committee shall have the authority to retain, at the Company's expense and without further approval from the board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

      13. Review of Financial Disclosures. The audit committee shall have the responsibility to review and discuss with management and the Company's independent auditor the Company's financial statements and other financial disclosures. In particular, the audit committee shall, to the extent it deems necessary or appropriate:

            (a) review and discuss with management and the Company's independent auditor:

                  (1) the performance and qualifications of the Company's
            financial personnel;

                  (2) the responsibilities, budget and staffing of the Company's accounting and financial reporting function;

                  (3) the development, selection and disclosure of any critical accounting estimates;

                  (4) the selection, application and disclosure of any critical accounting policies;

                  (5) the use and disclosure of any off-balance sheet
            arrangements;

                  (6) accounting considerations arising from changes in
            generally accepted accounting principles ("GAAP"), the Company's operations or regulatory initiatives;

                  (7) the independent auditor's judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

                  (8) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and any material weaknesses in internal controls;

                  (9) the independent auditor's recommendations for improvement of the Company's internal controls and procedures for financial reporting, particularly controls designed to expose related party transactions and payments, transactions or procedures that might be deemed illegal or improper;

                  (10) any fraud, whether or not material, that involves
            management or other employees who have a significant role in the Company's internal controls; and

                  (11) significant financial or legal risk exposures and the steps management has taken to monitor and control those exposures, including the Company's guidelines and policies with respect to risk assessment and risk management.

            (b) before the filing of the audit report by the Company's independent auditor with the SEC, review and discuss any reports from the independent auditor regarding:

                  (1) all critical accounting policies and practices, including the reasons why policies are critical, how current and anticipated future events impact those determinations, an assessment of management's disclosures and any significant modifications proposed by the independent auditor that were not included;

                  (2) all alternative treatments of financial information within
            GAAP that have been discussed with management (as to both general accounting policies and the accounting for specific transactions), the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company's independent auditor, as well as the reasons for selecting the chosen accounting treatment and whether the chosen accounting treatment complies with existing corporate accounting policies and, if not, why not;

                  (3) other material written communications between management and the Company's independent auditor, such as any schedule of unadjusted differences, management letter, engagement letter, independence letter, management representation letter, report on observations and recommendations on internal controls, or schedule of material adjustments and reclassifications proposed (including a list of any not recorded); and

                  (4) illegal acts that may be required to be reported under
            Section 10A(b) of the Exchange Act;

            (c) discuss with management and the Company's independent auditor the Company's earnings press releases, including the use of any non-GAAP financial measures, as well as financial information and earnings guidance provided to investors, analysts and ratings agencies, which discussion may be limited to the types of information to be disclosed and the type of presentation to be made rather than a discussion of specific disclosures to be made in each earnings press release;

            (d) review and discuss with management and the Company's independent auditor the annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosures in management's discussion and analysis of the Company's financial condition and results of operations;

            (e) review the disclosure in the Company's periodic reports of the audit committee's approval of any non-audit service pursuant to Section 10A(i)(2) of the Exchange Act;

            (f) review reports received from government agencies or third parties concerning legal, regulatory or other matters that might have a material effect on the financial statements or compliance policies of the Company; and

            (g) review and discuss with the Company's legal counsel any legal matters that could have a significant impact on the financial statements or compliance policies of the Company.

      14. Audit of Annual Financial Statements. In connection with the audit of the Company's annual financial statements, the audit committee shall:

            (a) review and discuss with management and the Company's independent auditor the scope, planning and staffing of the audit engagement;

            (b) discuss with the Company's independent auditor its significant findings and recommendations resulting from the audit, including any audit problems or difficulties, as well as management's response, which discussion should cover (1) any restrictions on the scope of the independent auditor's activities or access to information, (2) any disagreements with management, (3) any accounting adjustments proposed by the independent auditor and rejected by management, (4) any communications with the independent auditor's national office regarding auditing or accounting issues presented by the engagement, and (5) any management or internal control letter issued or proposed to be issued by the independent auditor to the Company;

            (c) review and discuss with management and the Company's independent auditor the audited financial statements;

            (d) review and discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented;

            (e) (1) discuss with the Company's independent auditor the independent auditor's independence, (2) ensure that it receives the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, (3) actively engage in a dialogue with the Company's independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (4) take, or recommend that the board of directors take, appropriate action to oversee the independence of the auditor; and

            (f) based on the foregoing reviews and discussions, recommend to the board of directors whether or not to include the Company's audited financial statements in the Company's annual report on Form 10-K for filing with the SEC.

      15. Approval of Related-Party Transactions. The audit committee shall have the sole authority to approve transactions that may involve actual or apparent conflicts of interest.

      16. Procedures for Complaints. The audit committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      17. Conduct of Investigations. The audit committee shall have the authority to conduct or authorize investigations, at the Company's expense, into any matter within the audit committee's scope of responsibility.

      18. Limitation on Audit Committee Responsibility. In adopting this charter, the board of directors acknowledges that it is not the responsibility of the audit committee to prepare the Company's financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company's independent auditor.

      19. Annual Performance Evaluation. The audit committee shall annually evaluate its own performance. In particular, the audit committee shall review:

            (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues regarding the adequacy of the Company's internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies;

            (b) analyses prepared by management and/or the Company's independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

            (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company's financial statements; and

            (d) earnings press releases (paying particular attention to the use of any non-GAAP financial measures), as well as financial information and earnings guidance provided to investors, analysts and rating agencies.

      20. Annual Review of Charter. The audit committee shall at least annually review and assess the adequacy of this charter and, to the extent the audit committee shall deem appropriate, recommend to the board of directors any changes that would enable the audit committee to fulfill its responsibilities more effectively.

                                      * * *

                AS APPROVED BY THE BOARD OF DIRECTORS ON JUNE 24, 2003.

                                    APPENDIX

      This Appendix is being filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of this proxy statement.

                           VERMONT PURE HOLDINGS, LTD.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

      1. PURPOSE. The Vermont Pure Holdings, Ltd. 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Vermont Pure Holdings, Ltd. (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. DEFINITIONS.

      (a) "Board" means the Board of Directors of the Company.

      (b) "Code" shall have the meaning set forth in Paragraph 1.

      (c) "Committee" means the Compensation Committee of the Board.

      (d) "Common Stock" means the common stock, par value $.001 per share, of the Company.

      (e) "Company" shall also include any Subsidiary (as hereinafter defined) of Vermont Pure Holdings, Ltd. designated as a participant in the Plan by the Board, unless the context otherwise requires.

      (f) "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

      (g) "Employee" means any person who is customarily employed by the Company for more than 20 hours per week and more than five months in any calendar year.

      (h) "Offering" shall have the meaning set forth in Paragraph 4.

      (i) "Offering Commencement Date" shall have the meaning set forth in Paragraph 4.

      (j) "Offering Termination Date" shall have the meaning set forth in Paragraph 4.

      (k) "Plan" shall have the meaning set forth in Paragraph 1.

      (l) "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.

      3. ELIGIBILITY.

          (a) Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering (as hereinafter defined).

          (b) Each employee of the Company shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereinafter defined, following the completion of six months of continuous service with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the
Plan:

                    (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; for purposes of this Paragraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee; or

                    (ii) which permits his rights to purchase stock under all
          Section 423 employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

      4. OFFERING DATES. The right to purchase stock hereunder shall be made available by a series of six-month offerings (the "Offering" or "Offerings") to employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

      5. PARTICIPATION. Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company's Chief Financial Officer 20 days prior to each applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4.

      6. PAYROLL DEDUCTIONS.

      (a) At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during any Offering in which he or she is a participant, at a specified percentage of his or her Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of ten percent.

      (b) Payroll deductions for a participant shall commence on the Offering Commencement Date when the applicable authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Paragraph 9.

      (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.

      (d) A participant may withdraw from the Plan at any time during the applicable Offering period.

   7. GRANTING OF OPTION.

      (a) With respect to any Offering beginning prior to the first Offering in which Financial Accounting Standards Board Statement No. 123(R), share-based payment ("FAS 123(R)"), is applicable to the Offering, and with respect to the offering beginning July 1, 2005 and ending December 31, 2005, on the Offering Commencement Date of such Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the sum of (x) the percentage of the employee's compensation which he or she has elected to have withheld (multiplied by the employee's compensation over the offering period) plus (y) any amounts in the employee's account on the Offering Commencement Date that have been carried forward from prior Offerings, multiplied by (ii) such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).

      (b) With respect to any Offering beginning prior to the first Offering in which FAS 123(R) is applicable to the Offering, and with respect to the Offering beginning July 1, 2005 and ending December 31, 2005, the option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of

            (i) 85% of the average of the bid and the asked prices as reported by the NASDAQ stock market in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the National Association of Securities Dealers, Inc. ("NASD"), the last trading price of the Common Stock as reported by the NASDAQ national market system in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock have been traded on the Offering Commencement Date); or if the Common Stock is not quoted on NASDAQ, not designated as a NASDAQ national market security and not listed on an exchange, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

            (ii) 85% of the average of the bid and the asked prices as reported by the NASDAQ stock market in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the nasd, the last trading price of the Common Stock as reported by the NASDAQ national market system in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock shall have been traded on the Offering Termination Date); or if the Common Stock is not quoted on NASDAQ, not designated as a NASDAQ national market security and not listed on an exchange, 85% of the fair market value on the Offering Termination Date as determined by the committee.

      (c) With respect to any Offering that begins after December 31, 2005 and to which FAS 123(R) is applicable, on the Offering Commencement Date of such Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: 95% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the sum of (x) the percentage of the employee's compensation which he or she has elected to have withheld (multiplied by the employee's compensation over the Offering period) plus (y) any amounts in the employee's account on the Offering Commencement Date that have been carried forward from prior Offerings, multiplied by (ii) such market value per share of the Common Stock shall be determined as provided in paragraph 7(d).

      (d) With respect to any Offering that begins after December 31, 2005 and to which FAS 123(R) is applicable, the option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be 95% of the average of the bid and the asked prices as reported by the NASDAQ stock market in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the nasd, the last trading price of the Common Stock as reported by the NASDAQ national market system in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock shall have been traded on the Offering Termination
Date); or if the Common Stock is not quoted on NASDAQ, not designated as a NASDAQ national market security and not listed on an exchange, 95% of the fair market value on the Offering Termination Date as determined by the committee.

      8. EXERCISE OF OPTION.

      (a) Unless a participant gives written notice to the Chief Financial Officer of the Company as hereinafter provided, his or-her option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time (plus any amounts in his or her account that have been carried forward from prior Offerings) will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee, pursuant to Paragraph 7(a)), and any excess in his account at that time will be automatically returned to the Participant, except as otherwise provided in Paragraph 8(b).

      (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Chief Financial Officer of the Company, to have the excess cash returned to the participant.

      9. WITHDRAWAL AND TERMINATION.

      (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his or her account under the Plan for such Offering by giving written notice to the Chief Financial Officer of the Company. All of the participant's payroll deductions credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no future payroll deduction will be made from his or her pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

      (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his or her eligibility to participant in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

      (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his or her account will be returned to the participant, or, in the case of his or her death, to the person or persons entitled thereto under Paragraph 13.

      (d) Upon termination of the participant's employment because of death, his or her beneficiary (as defined in paragraph 13) shall have the right to elect, by written notice given to the Company's Chief Financial Officer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

            (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

            (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Chief Financial Officer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

      10. INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

      11. STOCK.

      (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16, shall be 650,000 shares of Common Stock, $.001 par value per share, of the Company, either authorized but unissued or held in treasury. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the number of shares that remain available for issuance and purchase by employees under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, with the balances of payroll deductions credited to the account of each participant under the Plan returned to the participant.

      (b) The Participant will have no interest in the stock covered by his or her option until such option has been exercised.

      12. ADMINISTRATION. The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee Determinations made by the Committee with respect to any matter or provision contained in the Plan shall he final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered or repealed by the Committee.

      13. DESIGNATION OF BENEFICIARY. A participant shall file with the Chief Financial Officer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

      14. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect.

      15. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and tile Company shall not be obligated to segregate such payroll deductions.

      16. EFFECT OF CHANGES OF COMMON STOCK. If the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, following consultation with the Company's independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

      17. AMENDMENT OR TERMINATION. The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan, provided, that in the event the Plan is not approved by the stockholders of the Company pursuant to Paragraph 20, the Plan may be terminated, and funds received or held by the Company under this Plan returned to participants, without regard to any such rights.

      18. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Chief Financial Officer of the Company.

      19. MERGER OR CONSOLIDATION. If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option and for each share as to which such option shall be exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation. In accordance with this Paragraph and Paragraph 16, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

      20. APPROVAL OF STOCKHOLDERS. The Plan was approved by the Board of Directors on December 7, 1998. The Plan is subject to the approval of the stockholders of the Company at their next annual meeting or at any special meeting of the stockholders for which one of the purposes of such a special meeting shall be to act upon the Plan.

      21. GOVERNMENTAL AND OTHER REGULATIONS. The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, said provisions of the Code shall govern to the extent necessary to preserve the favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                       VERMONT PURE HOLDINGS, LTD. - PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD ON MARCH 29, 2007

         The undersigned Stockholder(s) of VERMONT PURE HOLDINGS, LTD., a Delaware corporation ("Company"), hereby appoints Ross S. Rapaport and Peter K. Baker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on March 29, 2007 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE FOLLOWING PROPOSALS.

         The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE.)

                         PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS

                           VERMONT PURE HOLDINGS, LTD.


                                 MARCH 29, 2007


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



--------------------------------------------------------------------------------

A  [X]  Please mark your
        votes as in this
        example

1.      Election of the following directors:

        Henry E. Baker                      Martin A. Dytrych
        John B. Baker                       John M. LaPides
        Peter K. Baker                      Ross S. Rapaport
        Phillip Davidowitz

   [ ]  FOR all nominees listed above except as marked to the contrary below.

   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

        INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

        -----------------------------



2. To amend the Company's Employee Stock Purchase Plan, to increase the available amount of shares of common stock from 500,000 to 650,000, for offering to employees under the plan as adopted by the Board of Directors on January 30, 2007, and to approve the plan as so amended.

        [ ] FOR             [  ] AGAINST              [  ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

        I PLAN ON ATTENDING THE ANNUAL MEETING  [ ]

        Signature __________________________

        Signature if held jointly ___________________ Dated ______________, 2007

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.